Accrued Expenses and Other Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Accrued Liabilities and Other Liabilities [Abstract]
Income taxes payable	$ 17,388	$ 6,559
Accrued products and licenses costs	44,417	36,907
Marketing expenses payable	19,208	12,703
Legal accrual	57,970	50,416
Other accrued expenses	48,004	44,576
Accrued expenses and other liabilities total	$ 186,987	$ 151,161